EXHIBIT 99.1

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2004-AR4

                               Marketing Materials

                          [$774,957,100] (Approximate)

                               Washington Mutual

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

Lehman Brothers                                     Residential Mortgage Finance

WaMu Mortgage Pass-Through Certificates, Series 2004-AR4
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

              Preliminary Term Sheet Date Prepared: April 27, 2004

                  CONTACTS
TRADING:
BRIAN HARGRAVE             (212) 526-8320
RICH MCKINNEY              (212) 526-8320
BRENDAN GARVEY             (212) 526-8315

SYNDICATE:
KEVIN WHITE                (212) 526-9519
DANIEL COVELLO             (212) 526-9519
PAUL TEDESCHI              (212) 526-9519

RESIDENTIAL MORTGAGE FINANCE:
-----------------------------
 STAN LABANOWSKI           (212) 526-6211
 MIKE HITZMANN             (212) 526-5806
 MARY STONE                (212) 526-9606
 DARIUS HOUSEAL            (212) 526-9466
 NICHOLAS STIMOLA          (212) 526-0212

All collateral statistics described herein are based on the current collateral balances as of April [26,] 2004 (the "Statistical Calculation Date") unless otherwise indicated. The information contained herein will be superseded by the description of the mortgage loans contained in any subsequent term sheets and the PROSPECTUS SUPPLEMENT. The PROSPECTUS SUPPLEMENT supersedes the information in all prior term sheets, if any.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehman Brothers                                     Residential Mortgage Finance

Preliminary Term Sheet                            Date Prepared: April 27, 2004

            WaMu Mortgage Pass-Through Certificates, Series 2004-AR4
            [$774,957,100] (Approximate, Subject to +/- 10% Variance)
                      Publicly Offered Senior Certificates
                    5/1 Hybrid ARM Residential Mortgage Loans
============ ==================== ================== ===================== ============== ==================== ========================
                  Principal           WAL (Yrs)       Pmt Window (Mths)                                               Expected
                   Amount          To Auct or Wtd       To Auct or Wtd       Interest                                  Ratings
   Class        (Approx.) (1)     Avg Roll/Mat (2)     Avg Roll/Mat (2)      Rate Type       Tranche Type          [Moody's/S&P]
   -----        -------------     -----------------    ----------------      ---------       ------------          -------------
  A-1 (3)          [$93,777,000]       0.50/NA             1-12/NA              (4)           Senior SEQ               Aaa/AAA
  A-2 (3)          [$44,428,000]       1.25/NA             12-18/NA             (4)           Senior SEQ               Aaa/AAA
  A-3 (3)          [$70,222,000]       2.00/NA             18-30/NA             (4)           Senior SEQ               Aaa/AAA
  A-4 (3)          [$56,551,000]       3.00/NA             30-42/NA             (5)           Senior SEQ               Aaa/AAA
  A-5 (3)          [$57,642,000]       4.21/NA             42-60/NA             (5)           Senior SEQ               Aaa/AAA
  A-6 (3)         [$152,337,000]       5.00/NA             60-60/NA             (5)           Senior SEQ               Aaa/AAA
    A-7           [$300,000,000]      2.62/3.35           1-60/1-360            (5)            Senior PT               Aaa/AAA
     R                    [$100]       0.08/NA              1-1/NA              (6)         Senior Residual            Aaa/AAA
============ ==================== ================== ===================== ============== ==================== ========================
   X (9)                Notional        NA/NA               NA/NA               (7)            Senior IO               Aaa/AAA
  B-1 (9)           [$8,783,000]      4.67/7.29           1-60/1-360            (8)         Subordinate PT             Aa2/AA
  B-2 (9)           [$5,988,000]      4.67/7.29           1-60/1-360            (8)         Subordinate PT              A2/A
  B-3 (9)           [$3,593,000]      4.67/7.29           1-60/1-360            (8)         Subordinate PT            Baa2/BBB
------------ -------------------- ------------------------------------------------------- -------------------- ------------------------
  B-4 (9)           [$1,597,000]                                                            Subordinate PT             Ba2/BB
                                              Privately Offered Certificates
  B-5 (9)           [$1,197,000]                                                            Subordinate PT              B2/B
  B-6 (9)           [$2,398,150]                                                            Subordinate PT              NR/NR
============ ==================== ======================================================= ==================== ========================
  Total:          [$798,513,250]

(1)  The Certificates (as described herein) are collateralized by a pool of 5/1
     ARM loans indexed to 1-year CMT or 1-year LIBOR. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)  The WAL and Payment Window for the Sequential Senior Certificates are shown to the Auction Distribution Date (as described herein), using the Pricing
     Prepayment Speed. The WAL and Payment Window for the Class A-7 Senior
     Certificates ("Pass-Through Senior Certificates") are shown to the Weighted
     Average Roll Date and Maturity, as described herein and are run using a prepayment assumption of 25% CPR. The WAL and Payment Window for the Public
     Subordinate Certificates are shown to the Distribution Date in May 2009
     (the "Weighted Average Roll Date") and Maturity.

(3)  As described herein the Class A-1, Class A-2, Class A-3, Class A-4, Class
     A-5 and Class A-6 Certificates (the "Sequential Senior Certificates") are
     subject to a Mandatory Auction Call (as described herein).

(4)  For every Distribution Date on or prior to the Auction Distribution Date, the Class A-1, Class A-2 and Class A-3 Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for such class and
     (b) the weighted average Net Mortgage Rate for each Mortgage Loan (such weighted average, the "Net WAC"). For every Distribution Date after the
     Auction Distribution Date, the interest rate for the Class A-1, Class A-2, and Class A-3 Certificates will be equal to the Net WAC of the Mortgage
     Loans

(5)  For every Distribution Date, the Class A-4, Class A-5, Class A-6 and Class
     A-7 Certificates will have an interest rate equal to the Net WAC of the
     Mortgage Loans. As of the Statistical Calculation Date, the Net WAC for the
     initial Distribution Date is expected to be approximately [3.813]%.

(6)  REMIC Residual. For each Distribution Date, the Class R Certificate will have an interest rate equal to the Net WAC of the Mortgage Loans. As of the
     Statistical Calculation Date, the Net WAC for the initial Distribution Date is expected to be approximately [3.813]%.

(7)  The Class X Certificates will accrue interest, based on a Class Notional
     Amount (as defined herein), up to and including the Auction Distribution
     Date, equal to the excess, if any, of (i) the Weighted Average Pass-Through
     Rate over (ii)[TBA%]. After the Auction Distribution Date, the Class X
     Certificates will no longer be entitled to receive distributions of any kind.

(8)  For every Distribution Date, the Subordinate Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans. As of the
     Statistical Calculation Date, the Net WAC for the initial Distribution Date is expected to be approximately [3.813]%.

(9)  The Class X, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and
     Class B-6 Certificates are not offered hereby.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehman Brothers                                     Residential Mortgage Finance

     Depositor and Master Servicer: Washington Mutual Mortgage Securities Corp.
("WMMSC")

     Servicer: Washington Mutual Bank, FA ("WMBFA")

     Lead Manager: Lehman Brothers Inc. and WaMu Capital Corp.

     Co-Managers: Bear Stearns Co. Inc. and Greenwich Capital Markets, Inc.

     Trustee: Deutsche Bank National Trust Company

     Rating Agencies: Moody's and S&P will rate the Senior Certificates and the
Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates. The Class
B-6 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 3 of this Preliminary Term Sheet.

     Cut-off Date: May 1, 2004

     Statistical Calculation Date: April 26, 2004

     Expected Pricing Date: On or about April [30], 2004.

     Closing Date: On or about May [25], 2004.

     Distribution Date: The 25th day of each month (or if such day is not a business day, the next succeeding business day), commencing in June 2004.

     Fixed Servicing Fee: 0.375% per annum of the aggregate principal balance of the Mortgage Loans.

     Master Servicing Fee: 0.050% per annum of the aggregate principal balance of the Mortgage Loans.

     Certificates: The "Senior Certificates" will consist of the Class A-1,
Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates (together the "Sequential Senior Certificates"), The Class A-7 Certificates ("Pass-Through
Senior Certificates") the Class X Certificates and the Class R Certificate. The
"Class X Certificates" will be the "Interest Only Certificates". The
"Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3,
Class B-4, Class B-5, and Class B-6 Certificates. The Senior Certificates and
the Subordinate Certificates are collectively referred to herein as the
"Certificates." The Senior Certificates, the Interest Only Certificates, and the
Class B-1, Class B-2, and Class B-3 Certificates (the "Public Subordinate
Certificates" together with the Senior Certificates, the "Offered Certificates")
are being offered publicly.

     Accrued Interest: The Class A-1 and Class A-2 Certificates settle flat. The remaining Senior Certificates and the Public Subordinate Certificates settle with accrued interest. The price to be paid by investors for the remaining
Senior Certificates and the Public Subordinate Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (24 days).

     Delay Days: 24 days, excluding the Class A-1 and Class A-2 Certificates which are 0 Days.

     Day Count: 30/360

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehman Brothers                                     Residential Mortgage Finance

     Interest Accrual Period: The interest accrual period with respect to the
Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates for a
given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs.

     The interest accrual period for the Class A-1 and Class A-2 Certificates for a given Distribution Date will be the period beginning on the immediately preceding Distribution Date (or on the Closing Date, in the case of the first
Accrual Period) and ending on the day immediately preceding the related
Distribution Date.

     Registration: The Offered Certificates will be made available in book-entry form through DTC.

     Federal Tax Treatment: It is anticipated that the Sequential Senior
Certificates, Class A-7, Class X, Class B-1, Class B-2, and Class B-3
Certificates will be treated as REMIC regular interests for federal income tax purposes. It is anticipated that the Class R Certificate will be treated as a residual interest for federal income tax purposes.

     ERISA Eligibility: The Sequential Senior Certificates, Class A-7, Class X
and the Public Subordinate Certificates are expected to be ERISA eligible, subject to the limitations set forth in the final prospectus supplement.
Prospective investors should review with their legal advisors whether the purchase and holding of the Sequential Senior Certificates, the Class X
Certificates, and the Public Subordinate Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal
Revenue Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible.

     SMMEA Treatment: The Sequential Senior Certificates, Class A-7 and the
Class B-1 Certificates are expected to constitute "mortgage related securities"
for purposes of SMMEA.

     Optional Termination: The terms of the transaction allow for a termination of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than 5% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional
Call Date").

     Weighted Average Roll Date: The Distribution Date in May 2009 (month 60).

     Pricing Prepayment Speed: The Offered Certificates will be priced to a 20%
constant prepayment rate ("CPR").

     Auction Administrator: Deutsche Bank National Trust Company

     Mandatory Auction: Five business days prior to the Distribution Date in May
2009 (month 60) (the "Auction Distribution Date"), the Auction Administrator
will auction each of the Sequential Senior Certificates (the Class A-1, Class
A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates) to third-party investors. The proceeds of the auction and amounts received from the Swap
Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par Price to each of the holders of the
Sequential Senior Certificates on the Auction Distribution Date. These holders will be obligated to tender their respective Certificates to the Auction
Administrator.

     The Swap Counterparty, pursuant to a swap contract with the Auction
Administrator, will agree to pay the excess, if any, of the Par Price over the
Auction Price.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehman Brothers                                     Residential Mortgage Finance

     Swap Counterparty: [Wells Fargo Bank ("WFB") will guarantee the obligations of the Swap Counterparty under the swap contract. The long-term debt obligations of WFB are currently rated "AA-" by S&P, "AA+" by Fitch and "Aa1" by Moody's.]

     Auction Price: The price at which the Auction Administrator sells each of the Sequential Senior Certificates to the third-party investors.

     Par Price: With respect to each of the Class A-1 and Class A-2
Certificates, the principal balance of the related Class A Certificates, after reducing the principal balance of such Class A Certificates by principal distributions and losses on the Auction Distribution Date.

     With respect to each of the Class A-3, Class A-4, Class A-5 and Class A-6
Certificates, the sum of (i) the principal balance of the related Class A
Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution
Date and (ii) accrued interest on such Class A Certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the Auction Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehman Brothers                                     Residential Mortgage Finance

     Mortgage Loans: As of the Statistical Calculation Date, the aggregate principal balance of the mortgage loans described herein is approximately
$798,513,250.59 (the "Mortgage Loans"). The Mortgage Loans are non-convertible, adjustable rate mortgage loans that are either indexed to One Year CMT
(approximately 97.89%) or One Year LIBOR (approximately 2.11%) with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). Each Mortgage Loan has an original term to maturity of 30 years.

     As of the Statistical Calculation Date, approximately 92.86% of the
Statistical Calculation Mortgage Loans are scheduled to pay only interest for the first 5 years of their term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize each mortgage loan over its remaining 25 year term. The Statistical Calculation Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

     The information related to the Mortgage Loans described herein reflects information as of the Statistical Calculation Date with respect to a portion of the Mortgage Loans expected to be included in the mortgage pool. It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein.

     Interest Only Classes: The Class X Certificates will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on its Notional Amount, as defined below.

     Class X Notional Amount: For each Distribution Date in or before May 2009
(month 60) the Class X Certificates will accrue interest on the Class X Notional
Amount, which will equal the aggregate Class Principal Balance of Class A-1,
Class A-2 and Class A-3 immediately before such Distribution Date. After the
Distribution Date in May 2009, the Class X Certificates will have a Notional
Amount equal to zero and will not be entitled to distributions of any kind.

     Last Scheduled Distribution Date: The Last Scheduled Distribution Date for
the certificates (other than the Class X Certificates) is the Distribution Date in June 25, 2034, which is the Distribution Date in the month after the scheduled maturity date for the latest maturing mortgage loan.

     The Last Scheduled Distribution Date for the Class X Certificates is the
Distribution Date in May 2009, which is the last Distribution Date on which each
Class X Certificate will be entitled to receive distributions of any kind.

     Net Mortgage Rate: The Net Mortgage Rate for each mortgage loan is equal to the per annum mortgage interest rate on that mortgage loan less the sum of the master servicing fee rate and fixed servicing fee rate.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehman Brothers                                     Residential Mortgage Finance

     Net WAC: The Net WAC for any Distribution Date is the weighted average of the Net Mortgage Rates of the mortgage loans as of the second preceding Due Date after giving effect to the payments due on the mortgage loans on that Due Date.

     As of the Statistical Calculation Date and with respect to the Statistical
Calculation Mortgage Loans, the Net WAC for the initial Distribution Date in
June 2004 is expected to be approximately 3.813%.

     Due Date: The day on which the monthly payment for each Mortgage Loan is due, which is the first day of the month.

     Prior Period: With respect to any Distribution Date, the calendar month immediately preceding such Distribution Date is the "Prior Period."

     Payoffs: Payoffs are prepayments in full.

     Curtailments: Curtailments are partial prepayments on a mortgage loan.

     Advancing Obligation: The Master Servicer is obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

     Compensating Interest: Washington Mutual Mortgage Securities Corp., as
Master Servicer, is obligated to remit to the Certificate Account on the business day before each Distribution Date an amount equal to the lesser of (a)
any shortfall for the previous month in interest collections resulting from the timing of Payoffs made from the 15th day of the calendar month preceding the
Distribution Date to the last day of the month and (b) the applicable monthly master servicing fee payable to Washington Mutual Mortgage Securities Corp., any reinvestment income realized by Washington Mutual Mortgage Securities Corp., as
Master Servicer, relating to Payoffs made during the Prepayment Period (as defined below) and interest payments on Payoffs received during the period of the first day through the 14th day of the month of the Distribution Date.
Compensating Interest will be added to the Available Distribution Amount.

     Any remaining shortfall in interest collections resulting from
Curtailments, the timing of Payoffs and the Relief Act will be allocated pro rata to the certificates, according to the amount of interest to which each class of certificates would otherwise be entitled, in each case, in reduction of that amount.

     Prepayment Period: For each Distribution Date and each Payoff, the
"Prepayment Period" will start on the 15th day of the month preceding the month in which the Distribution Date occurs (or, in the case of the first Distribution
Date, beginning on the Cut-off Date) and will end on the 14th day of the month in which the Distribution Date occurs. For each Distribution Date and each
Curtailment, the related "Prepayment Period" will be the month preceding the month in which the Distribution Date occurs.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehman Brothers                                     Residential Mortgage Finance

     Credit Enhancement: Senior/subordinate, shifting interest structure. The initial credit enhancement for the Class A Certificates will consist of the subordination of the Class B Certificates, initially [2.95]% total subordination.

     The initial credit enhancement information shown below is subject to final rating agency approval: Subordination of Class B Certificates

                                             -----------------------
          Priorty of Payment                        Class A                  Order of Loss Allocation
                                             Credit Support (2.95%)
                                             -----------------------
                                                   Class B-1
                                             Credit Support (1.85%)
                                             -----------------------
                                                   Class B-2
                                              Credit Support (1.10
                                                       %)
                                             -----------------------
                                                   Class B-3
                                             Credit Support (0.65%)
                                             -----------------------
                                                   Class B-4
                                             Credit Support (0.45%)
                                             -----------------------
                                                   Class B-5
                                             Credit Support (0.30%)
                                             -----------------------
                                                   Class B-6
                                             Credit Support (0.00%)
                                             -----------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehman Brothers                                     Residential Mortgage Finance

     Shifting Interest: Until the first Distribution Date occurring after May
2011, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates (other than the Class X
Certificates) are paid down to zero or the credit enhancement provided by the
Subordinate Certificates has doubled prior to such date as described below).
After such time and subject to collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

     The prepayment percentages on the Subordinate Certificates are as follows:

                           Periods:                                        Unscheduled Principal Payments (%)
                           --------                                        ----------------------------------
                           June 2004 - May 2011                               0% Pro Rata Share
                           June 2011 - May 2012                              30% Pro Rata Share
                           June 2012 - May 2013                              40% Pro Rata Share
                           June 2013 - May 2014                              60% Pro Rata Share
                           June 2014 - May 2015                              80% Pro Rata Share
                           June 2015 and thereafter                         100% Pro Rata Share

     Notwithstanding the foregoing, if the credit enhancement provided by the
Subordinate Certificates doubles (from the initial credit enhancement)
unscheduled principal payments will be paid pro-rata between the Senior
Certificates (other than the Class X Certificates) and Subordinate Certificates
(subject to the performance triggers described in the prospectus supplement).
However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in June 2007, the Subordinate
Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in June 2007, the
Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

     In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the
Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments for the Mortgage Loans, regardless of any prepayment percentages.

     Allocation of Realized Losses: Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the
Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter pro rata to the Senior Certificates until each respective class principal balance has been reduced to zero.

     Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the
Certificates (other than the Class X Certificates) on a pro rata basis.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehman Brothers                                     Residential Mortgage Finance

                                       10

     Certificates Priority of Distributions: Available funds from the Mortgage
Loans will be distributed in the following order of priority:

     1) Senior Certificates, accrued and unpaid interest, at the related
Certificate Interest Rate;

     2) Class R Certificate, principal, until its class principal balance is reduced to zero;

     3) To Class A Certificates, concurrently, paid pro-rata (a) To the
Sequential Senior Certificates, sequentially, principal, until their respective class principal balances are reduced to zero; (b) To the Pass-Through Senior
Certificates, principal until their class principal balances are reduced to zero;

     4) Class B-1 Certificates, accrued and unpaid interest at the Class B-1
Certificate Interest Rate;

     5) Class B-1 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

     6) Class B-2 Certificates, accrued and unpaid interest at the Class B-2
Certificate Interest Rate;

     7) Class B-2 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

     8) Class B-3 Certificates, accrued and unpaid interest at the Class B-3
Certificate Interest Rate;

     9) Class B-3 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

     10) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such Classes;

     11) Class R Certificate, any remaining amount.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehman Brothers                                     Residential Mortgage Finance

                                       11

                       COMPUTATIONAL MATERIALS DISCLAIMER

     The attached tables and other statistical analyses (the "Computational
Materials") are privileged and intended for use by the addressee only. These
Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates. These
Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

     Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

     Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the
Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers Trading Desk at (212) 526-8320.

     Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehman Brothers                                     Residential Mortgage Finance

                                       12

WaMu Mortgage Pass-Through Certificates, Series 2004-AR4
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                Yield Tables (%)

          Class A-1 to Auction Distribution Date
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                      10% CPR      15% CPR       20% CPR      25% CPR       30% CPR      40% CPR
          ==============================================================================================================
             100.00                       1.817         1.817        1.817         1.817        1.817         1.817
          ==============================================================================================================
          WAL (yr)                         1.00         0.67          0.50         0.40          0.33         0.24
          MDUR (yr)                        0.98         0.66          0.49         0.39          0.33         0.24
          First Prin Pay                 06/25/04     06/25/04      06/25/04     06/25/04      06/25/04     06/25/04
          Last Prin Pay                  05/25/06     09/25/05      05/25/05     02/25/05      01/25/05     10/25/04
          --------------------------------------------------------------------------------------------------------------

          Class A-2 to Auction Distribution Date
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
          ==============================================================================================================
             100.00                       2.928         2.928        2.928         2.928        2.928         2.928
          ==============================================================================================================
          WAL (yr)                         2.59         1.70          1.25         0.98          0.80         0.57
          MDUR (yr)                        2.46         1.63          1.21         0.95          0.78         0.56
          First Prin Pay                 05/25/06     09/25/05      05/25/05     02/25/05      01/25/05     10/25/04
          Last Prin Pay                  07/25/07     06/25/06      11/25/05     07/25/05      05/25/05     01/25/05
          --------------------------------------------------------------------------------------------------------------

          Class A-3 to Auction Distribution Date
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
          ==============================================================================================================
             100.00                       3.499         3.464        3.432         3.399        3.364         3.286
          ==============================================================================================================
          WAL (yr)                         4.15         2.72          2.00         1.56          1.27         0.90
          MDUR (yr)                        3.80         2.56          1.90         1.50          1.22         0.87
          First Prin Pay                 07/25/07     06/25/06      11/25/05     07/25/05      05/25/05     01/25/05
          Last Prin Pay                  05/25/09     10/25/07      11/25/06     05/25/06      12/25/05     07/25/05
          --------------------------------------------------------------------------------------------------------------

          Class A-4 to Auction Distribution Date
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
          ==============================================================================================================
             99.35                        3.979         3.950        3.986         4.024        4.065         4.153
          ==============================================================================================================
          WAL (yr)                         5.00         4.10          3.00         2.34          1.90         1.34
          MDUR (yr)                        4.47         3.72          2.78         2.20          1.79         1.28
          First Prin Pay                 05/25/09     10/25/07      11/25/06     05/25/06      12/25/05     07/25/05
          Last Prin Pay                  05/25/09     03/25/09      11/25/07     02/25/07      08/25/06     12/25/05
          --------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehman Brothers                                     Residential Mortgage Finance

                                       13

                                                                Yield Tables (%)

          Class A-5 to Auction Distribution Date
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
          ==============================================================================================================
             97.85                        4.318         4.313        4.345         4.479        4.622         4.935
          ==============================================================================================================
          WAL (yr)                         5.00         4.99          4.21         3.27          2.64         1.85
          MDUR (yr)                        4.46         4.45          3.81         3.01          2.45         1.75
          First Prin Pay                 05/25/09     03/25/09      11/25/07     02/25/07      08/25/06     12/25/05
          Last Prin Pay                  05/25/09     05/25/09      05/25/09     03/25/08      06/25/07     07/25/06
          --------------------------------------------------------------------------------------------------------------

          Class A-6 to Auction Distribution Date
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
          ==============================================================================================================
             97.89                        4.309         4.309        4.309         4.311        4.334         4.422
          ==============================================================================================================
          WAL (yr)                         5.00         5.00          5.00         4.83          4.48         3.64
          MDUR (yr)                        4.46         4.46          4.46         4.32          4.02         3.31
          First Prin Pay                 05/25/09     05/25/09      05/25/09     03/25/08      06/25/07     07/25/06
          Last Prin Pay                  05/25/09     05/25/09      05/25/09     05/25/09      05/25/09     05/25/09
          --------------------------------------------------------------------------------------------------------------

          Class A-7 to Weighted Average Roll Date
          --------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------
          Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
          ==============================================================================================================
             99.12                        4.024         4.048        4.075         4.105        4.140         4.223
          ==============================================================================================================
          WAL (yr)                         3.86         3.39          2.98         2.62          2.31         1.79
          MDUR (yr)                        3.48         3.07          2.71         2.39          2.11         1.65
          First Prin Pay                 06/25/04     06/25/04      06/25/04     06/25/04      06/25/04     06/25/04
          Last Prin Pay                  05/25/09     05/25/09      05/25/09     05/25/09      05/25/09     05/25/09
          --------------------------------------------------------------------------------------------------------------

          Class A-7 to Maturity

          --------------------------------------------------------------------------------------------------------------
          Flat Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
          ==============================================================================================================
             99.12                        3.980         4.006        4.037         4.072        4.112         4.205
          ==============================================================================================================
          WAL (yr)                         7.76         5.57          4.24         3.35          2.73         1.93
          MDUR (yr)                        6.03         4.55          3.59         2.91          2.42         1.75
          First Prin Pay                 06/25/04     06/25/04      06/25/04     06/25/04      06/25/04     06/25/04
          Last Prin Pay                  05/25/34     05/25/34      05/25/34     05/25/34      05/25/34     05/25/34
          --------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehman Brothers                                     Residential Mortgage Finance

                                       14

                                            WaMu Mortgage Pass-Through Certificates
                                                        Series 2004-AR4
                                             30 Year 5/1 Hybrid ARM Mortgage Loans
                           Preliminary Collateral Information As of the Statistical Calculation Date

TOTAL CURRENT
BALANCE:                                  $798,513,250.59
NUMBER OF
LOANS:                                              1,137

                                                                              Minimum                        Maximum
AVG CURRENT
BALANCE:                                      $702,298.37                 $118,248.08                  $1,500,000.00
AVG ORIGINAL
BALANCE:                                      $703,001.11                 $335,000.00                  $1,500,000.00

WAVG LOAN
RATE:                                               4.238%                    3.250%                       5.375%
WAVG GROSS
MARGIN:                                             2.739%                    2.250%                       3.125%
WAVG MAXIMUM LOAN
RATE:                                               9.239%                    8.250%                      10.375%
WAVG PERIODIC RATE
CAP:                                                2.000%                    2.000%                       2.000%
WAVG FIRST RATE
CAP:                                                5.000%                    5.000%                       5.000%

WAVG ORIGINAL
LTV:                                                63.06%                    14.40%                       95.00%

WAVG CREDIT
SCORE:                                                749                         620                            817

WAVG ORIGINAL
TERM:                                               360.0  months               360.0  months                  360.0  months
WAVG REMAINING TERM
*:                                                  359.9  months               355.0  months                  360.0  months
WAVG SEASONING
*:                                                    0.1  months                 1.0  months                    5.0  months

WAVG NEXT RATE RESET
*:                                                   59.9  months                55.0  months                   60.0  months
WAVG RATE ADJ
FREQ:                                                12.0  months                12.0  months                   12.0  months
WAVG FIRST RATE
RESET:                                               59.9  months                55.0  months                   60.0  months

TOP STATE CONC
($):                                   67.65%  California,  6.72%  Illinois,  4.11%  Washington
MAXIMUM ZIP CODE CONC
($):                                   1.87%  94941

FIRST PAY                                                                January 01,
DATE:                                                                 2004                             June 01, 2004
RATE CHANGE DATE:                                                   December 01, 2008                   May 01, 2009
MATURE
DATE:                                                               December 01, 2033                   May 01, 2034

* Calculated As of 5/1/2004

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehman Brothers                                     Residential Mortgage Finance

                                       15

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
INDEX:                                      Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
1 Year CMT (Weekly)                                     1,117         $781,661,087.87              97.89%
1 Year Libor (WSJ/1 Mo Lead)                               20           16,852,162.72                2.11
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,137         $798,513,250.59             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PRODUCT:                                    Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
5/1 ARM                                                 1,137         $798,513,250.59             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,137         $798,513,250.59             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
DELINQUENCY:                                Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Current                                                 1,137         $798,513,250.59             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,137         $798,513,250.59             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
CURRENT BALANCE
($):                                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
100,000.01 - 200,000.00                                     1             $118,248.08               0.01%
300,000.01 - 400,000.00                                   147           54,806,086.45                6.86
400,000.01 - 500,000.00                                   232          105,470,545.09               13.21
500,000.01 - 600,000.00                                   178           98,783,809.61               12.37
600,000.01 - 700,000.00                                   140           91,025,915.00               11.40
700,000.01 - 800,000.00                                   100           76,006,062.00                9.52
800,000.01 - 900,000.00                                    59           50,695,450.00                6.35
900,000.01 - 1,000,000.00                                 107          104,838,311.36               13.13
1,000,000.01 - 1,100,000.00                                44           46,801,850.00                5.86
1,100,000.01 - 1,200,000.00                                34           39,474,215.00                4.94
1,200,000.01 - 1,300,000.00                                36           45,535,010.00                5.70
1,300,000.01 - 1,400,000.00                                22           30,053,048.00                3.76
1,400,000.01 - 1,500,000.00                                37           54,904,700.00                6.88
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,137         $798,513,250.59             100.00%
========================================= ==================== ======================= ===================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehman Brothers                                     Residential Mortgage Finance

                                       16

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
LOAN RATE
(%):                                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
3.001 - 3.250                                               2           $1,262,500.00               0.16%
3.251 - 3.500                                               4            3,316,000.00                0.42
3.501 - 3.750                                              18           10,698,250.00                1.34
3.751 - 4.000                                             172          128,614,791.25               16.11
4.001 - 4.250                                             552          397,027,411.36               49.72
4.251 - 4.500                                             299          202,189,999.45               25.32
4.501 - 4.750                                              49           30,939,351.54                3.87
4.751 - 5.000                                              35           21,110,118.26                2.64
5.001 - 5.250                                               4            1,492,332.37                0.19
5.251 - 5.500                                               2            1,862,496.36                0.23
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,137         $798,513,250.59             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
GROSS MARGIN
(%):                                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
2.001 - 2.500                                              22          $18,151,162.72               2.27%
2.501 - 3.000                                           1,114          779,887,087.87               97.67
3.001 - 3.500                                               1              475,000.00                0.06
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,137         $798,513,250.59             100.00%
========================================= ==================== ======================= ===================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehman Brothers                                     Residential Mortgage Finance

                                       17

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
MAXIMUM LOAN RATE
(%):                                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
8.001 - 8.250                                               2           $1,262,500.00               0.16%
8.251 - 8.500                                               4            3,316,000.00                0.42
8.501 - 8.750                                              17            9,970,750.00                1.25
8.751 - 9.000                                             173          129,342,291.25               16.20
9.001 - 9.250                                             551          396,424,411.36               49.65
9.251 - 9.500                                             300          202,792,999.45               25.40
9.501 - 9.750                                              49           30,939,351.54                3.87
9.751 - 10.000                                             35           21,110,118.26                2.64
10.001 - 10.250                                             4            1,492,332.37                0.19
10.251 - 10.500                                             2            1,862,496.36                0.23
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,137         $798,513,250.59             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
FIRST RATE CAP
(%):                                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
5.000                                                   1,137         $798,513,250.59             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,137         $798,513,250.59             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PERIODIC RATE CAP
(%):                                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
2.000                                                   1,137         $798,513,250.59             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,137         $798,513,250.59             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
ORIGINAL TERM
(months):                                   Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
360                                                     1,137         $798,513,250.59             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,137         $798,513,250.59             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
REMAINING TERM (months)
(1):                                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
349 >=                                                  1,137         $798,513,250.59             100.00%
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,137         $798,513,250.59             100.00%
========================================= ==================== ======================= ===================
(1) As of May 1, 2004.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehman Brothers                                     Residential Mortgage Finance

                                       18

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
FIRST RATE ADJUSTMENT
DATE:                                       Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
2008-12                                                     2           $1,118,244.44               0.14%
2009-01                                                     1              449,195.00                0.06
2009-02                                                     4            1,925,552.80                0.24
2009-03                                                     6            4,709,500.00                0.59
2009-04                                                    68           41,221,111.90                5.16
2009-05                                                 1,056          749,089,646.45               93.81
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,137         $798,513,250.59             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
ORIGINAL LTV
(%):                                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
10.01 - 15.00                                               1             $720,000.00               0.09%
15.01 - 20.00                                               5            4,496,000.00                0.56
20.01 - 25.00                                              14           12,649,290.00                1.58
25.01 - 30.00                                              13           10,371,900.00                1.30
30.01 - 35.00                                              14           10,854,000.00                1.36
35.01 - 40.00                                              27           23,717,840.00                2.97
40.01 - 45.00                                              47           33,653,956.26                4.21
45.01 - 50.00                                              54           38,725,448.08                4.85
50.01 - 55.00                                              58           38,974,996.54                4.88
55.01 - 60.00                                              87           68,848,404.36                8.62
60.01 - 65.00                                             176          154,933,450.00               19.40
65.01 - 70.00                                             179          134,532,222.00               16.85
70.01 - 75.00                                             248          154,829,161.36               19.39
75.01 - 80.00                                             211          109,879,581.99               13.76
85.01 - 90.00                                               2              985,000.00                0.12
90.01 - 95.00                                               1              342,000.00                0.04
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,137         $798,513,250.59             100.00%
========================================= ==================== ======================= ===================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehman Brothers                                     Residential Mortgage Finance

                                       19

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
Credit Score:                               Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
600 - 649                                                  13           $7,274,516.36               0.91%
650 - 699                                                  44           33,431,295.54                4.19
700 - 749                                                 475          331,762,047.70               41.55
750 - 799                                                 584          413,507,090.99               51.78
800 - 849                                                  21           12,538,300.00                1.57
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,137         $798,513,250.59             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
AMORTIZATION:                               Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Fully Amortizing                                          110          $56,994,313.65               7.14%
Interest Only                                           1,027          741,518,936.94               92.86
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,137         $798,513,250.59             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
DOCUMENTATION:                              Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Reduced                                                   770         $546,849,120.00              68.48%
Full                                                      367          251,664,130.59               31.52
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,137         $798,513,250.59             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
OCCUPANCY:                                  Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Primary Home                                            1,091         $771,198,000.59              96.58%
Second Home                                                46           27,315,250.00                3.42
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,137         $798,513,250.59             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PROPERTY
TYPE:                                       Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Single Family                                           1,021         $732,251,444.34              91.70%
Condo Low Rise                                            111           62,485,106.25                7.83
Coop                                                        4            3,256,700.00                0.41
2 Family                                                    1              520,000.00                0.07
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,137         $798,513,250.59             100.00%
========================================= ==================== ======================= ===================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehman Brothers                                     Residential Mortgage Finance

                                       20

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
PURPOSE:                                    Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Rate/Term Refinance                                       626         $463,781,565.09              58.08%
Cash Out Refinance                                        308          207,380,242.81               25.97
Purchase                                                  203          127,351,442.69               15.95
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,137         $798,513,250.59             100.00%
========================================= ==================== ======================= ===================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehman Brothers                                     Residential Mortgage Finance

                                       21

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
GEOGRAPHIC AREA:                            Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
Arizona                                                    22          $16,338,550.00               2.05%
California                                                763          540,203,241.15               67.65
Colorado                                                   46           31,204,908.00                3.91
Connecticut                                                21           18,796,198.08                2.35
District Of Columbia                                        7            5,078,250.00                0.64
Florida                                                    15           11,207,396.36                1.40
Georgia                                                     5            3,076,000.00                0.39
Idaho                                                       2            1,842,250.00                0.23
Illinois                                                   79           53,699,106.26                6.72
Indiana                                                     2            1,372,000.00                0.17
Maryland                                                   13            7,667,750.00                0.96
Massachusetts                                              17           14,374,500.00                1.80
Michigan                                                    5            2,892,600.00                0.36
Minnesota                                                   4            2,321,195.00                0.29
Missouri                                                    1            1,500,000.00                0.19
Nevada                                                      9            5,469,750.00                0.68
New Jersey                                                 15            9,855,000.00                1.23
New Mexico                                                  1              572,000.00                0.07
New York                                                   31           19,079,150.00                2.39
Ohio                                                        4            3,290,610.00                0.41
Oregon                                                      5            3,416,500.00                0.43
Pennsylvania                                                5            2,054,200.00                0.26
South Carolina                                              4            2,968,840.00                0.37
Texas                                                       3            2,808,790.00                0.35
Utah                                                        2              980,489.29                0.12
Virginia                                                    4            2,386,700.00                0.30
Washington                                                 50           32,857,276.45                4.11
Wisconsin                                                   2            1,200,000.00                0.15
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,137         $798,513,250.59             100.00%
========================================= ==================== ======================= ===================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehman Brothers                                     Residential Mortgage Finance

                                       22

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
NORTH/SOUTH CA
BREAKOUT:                                   Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
CA-N                                                      417         $291,646,722.15              36.52%
CA-S                                                      346          248,556,519.00               31.13
Other                                                     374          258,310,009.44               32.35
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                  1,137         $798,513,250.59             100.00%
========================================= ==================== ======================= ===================

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
TOP 50 PROP ZIP (CA)                        Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
94941 MILL VALLEY                                          16          $14,959,400.00               2.77%
94025 MENLO PARK                                            9            8,903,500.00                1.65
90272 PACIFIC PALISADES                                     8            8,807,000.00                1.63
94583 SAN RAMON                                            15            8,648,500.00                1.60
95070 SARATOGA                                              8            8,584,950.00                1.59
94920 TIBURON                                               7            7,431,373.00                1.38
90210 BEVERLY HILLS                                         7            7,354,000.00                1.36
94507 ALAMO                                                 8            7,005,250.00                1.30
93923 CARMEL                                                7            6,738,000.00                1.25
94506 DANVILLE                                              9            6,561,000.00                1.21
94027 ATHERTON                                              6            6,500,000.00                1.20
93108 SANTA BARBARA                                         7            6,303,000.00                1.17
94901 SAN RAFAEL                                            9            6,236,910.00                1.15
93110 SANTA BARBARA                                         5            6,002,500.00                1.11
90049 LOS ANGELES                                           8            5,777,500.00                1.07
92677 LAGUNA NIGUEL                                         9            5,096,800.00                0.94
94010 HILLSBOROUGH                                          5            5,018,000.00                0.93
94566 PLEASANTON                                            7            4,926,000.00                0.91
90024 LOS ANGELES                                           5            4,850,750.00                0.90
90265 MALIBU                                                5            4,721,500.00                0.87
92672 SAN CLEMENTE                                          6            4,683,900.00                0.87
92660 NEWPORT BEACH                                         6            4,516,950.00                0.84
92651 LAGUNA BEACH                                          4            4,322,000.00                0.80
95014 CUPERTINO                                             7            4,225,250.00                0.78
92118 CORONADO                                              4            3,860,000.00                0.71
90254 HERMOSA BEACH                                         4            3,857,000.00                0.71
94960 SAN ANSELMO                                           4            3,695,000.00                0.68
94611 PIEDMONT                                              5            3,658,000.00                0.68
94526 DANVILLE                                              5            3,604,000.00                0.67
94024 LOS ALTOS                                             4            3,590,000.00                0.66
95030 LOS GATOS                                             4            3,513,000.00                0.65
90210 LOS ANGELES                                           3            3,480,000.00                0.64

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehman Brothers                                     Residential Mortgage Finance

                                       23

                                                                                         % of Aggregate
                                               Number of         Principal Balance     Principal Balance
TOP 50 PROP ZIP (CA)  (Cont.)               Mortgage Loans          Outstanding           Outstanding
----------------------------------------- -------------------- ----------------------- -------------------
90069 LOS ANGELES                                           3           $3,439,000.00               0.64%
90402 SANTA MONICA                                          4            3,335,240.00                0.62
92663 NEWPORT BEACH                                         4            3,303,000.00                0.61
94303 PALO ALTO                                             5            3,299,000.00                0.61
94301 PALO ALTO                                             4            3,288,025.00                0.61
93103 SANTA BARBARA                                         3            3,190,000.00                0.59
92130 SAN DIEGO                                             5            3,174,300.00                0.59
92625 CORONA DEL MAR                                        3            3,127,500.00                0.58
92657 NEWPORT BEACH                                         4            3,119,900.00                0.58
94588 PLEASANTON                                            5            3,093,000.00                0.57
94549 LAFAYETTE                                             3            3,040,000.00                0.56
95129 SAN JOSE                                              5            3,024,750.00                0.56
92625 NEWPORT BEACH                                         4            2,988,250.00                0.55
92675 SAN JUAN CAPISTRANO                                   5            2,978,500.00                0.55
95125 SAN JOSE                                              4            2,976,950.00                0.55
94070 SAN CARLOS                                            6            2,968,950.00                0.55
93953 PEBBLE BEACH                                          3            2,934,000.00                0.54
94127 SAN FRANCISCO                                         4            2,886,000.00                0.53
Other                                                     473          296,605,843.15               54.91
----------------------------------------- -------------------- ----------------------- -------------------
Total:                                                    763         $540,203,241.15             100.00%
========================================= ==================== ======================= ===================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Lehman Brothers                                     Residential Mortgage Finance

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